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                                                                EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Texas Biotechnology Corporation:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                      /s/ KPMG PEAT MARWICK LLP
                                          ---------------------
                                          KPMG PEAT MARWICK LLP

Houston, Texas
August 29, 1997